Plan Investment Fund, Inc.
(the “Fund”)

Supplement dated October 2, 2023 to the
Prospectus and Statement of Additional Information dated April 30, 2023 of the Government
Portfolio and the Money Market Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Effective immediately, in accordance with amendments to Rule 2a‑7 under the Investment Company Act of 1940, the Money Market Portfolio will no longer temporarily suspend redemptions or impose liquidity fees based on the level of the Portfolio’s weekly liquid assets. Accordingly, the Prospectus and Statement of Additional Information are amended as described below.
On pages 8‑9 of the Prospectus, the first paragraph of the section titled “Government Portfolio—Principal Investment Risks” and the “Fees & Gates Risk” disclosure are restated as follows:
Risk is inherent in all investing. The value of your investment in the Money Market Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You could lose money by investing in the Portfolio. Because the price per Participation Certificate of the Portfolio will fluctuate, when you sell your Participation Certificates, they may be worth more or less than what you originally paid for them. The Money Market Portfolio may impose a liquidity fee upon the sale of your Participation Certificates. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Portfolio. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
Liquidity Fee Risk. The Money Market Portfolio is able to impose liquidity fees on redemptions, not to exceed 2% of the value of the Participation Certificates redeemed, when it is determined to be in the Portfolio’s best interests. Accordingly, your redemptions may be subject to a liquidity fee when you sell your Participation Certificates at certain times.
The second paragraph on page 13 and the fourth paragraph on page 14 of the Prospectus are each restated as follows:
Pursuant to Rule 2a‑7, the Portfolio is required to hold securities that are sufficiently liquid to meet reasonably foreseeable Participation Certificate redemptions in light of the Portfolio’s obligations under Section 22(e) of the 1940 Act and any commitments the Portfolio has made to investors. To comply with this liquidity requirement, the Investment Advisor must consider factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly Participation Certificate redemptions), this may require the Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements pursuant to Rule 2a‑7 of the 1940 Act.

On pages 16‑17 of the Prospectus, the first paragraph of the section titled “Additional Information Regarding Investment Risks” and the “Fees & Gates Risk (Money Market Portfolio Only)” disclosure are restated as follows:
The following paragraph is applicable to the Money Market Portfolio: Risk is inherent in all investing. You could lose money by investing in the Portfolio. Because the price per Participation Certificate of the Portfolio will fluctuate, when you sell your Participation Certificates they may be worth more or less than what you originally paid for them. The Portfolio may impose a liquidity fee upon the sale of your Participation Certificates when it is determined to be in the Portfolio’s best interests. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress.
The following paragraph is applicable to the Government Portfolio: Risk is inherent in all investing. You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to a Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
This section contains a discussion of principal and certain non‑principal risks of investing in a Portfolio. The “Investment Objective” and “Additional Information on Portfolio Instruments” sections in the Statement of Additional Information includes more information about each Portfolio, its investments, and related risks.
Liquidity Fee Risk (Money Market Portfolio Only). The Money Market Portfolio is able to impose liquidity fees on redemptions, not to exceed 2% of the value of the Participation Certificates redeemed, when it is determined to be in the Portfolio’s best interests. Accordingly, your redemptions may be subject to a liquidity fee when you sell your Participation Certificates at certain times.
On page 24 of the Prospectus, the fifth paragraph under the heading “Shareholder Information—Pricing of Participation Certificates—For the Money Market Portfolio” is restated as follows:
The Money Market Portfolio has been designated an institutional prime money market fund, which means that the NAV of the Money Market Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the Portfolio’s securities. The Money Market Portfolio may also impose liquidity fees on redemptions, not to exceed 2% of the value of the Participation Certificates redeemed, when it is determined to be in the Portfolio’s best interests, as explained below under “Special Limitations Affecting Redemptions.”
On pages 28‑29 of the Prospectus, the section titled “Special Limitations Affecting Redemptions” is restated as follows:
Special Limitations Affecting Redemptions
The Money Market Portfolio is able to impose liquidity fees on redemptions, not to exceed 2% of the value of the Participation Certificates redeemed, when the Board determines that it is in the Portfolio’s best interests. All liquidity fees payable by Participation Certificate holders of the Money Market Portfolio would be payable to the Portfolio and could offset any losses realized by the Portfolio when seeking to honor redemption requests during times of market stress. If liquidity fees are imposed on redemptions, the Money Market Portfolio will notify Participation Certificate holders on the Portfolio’s website or by press release. Such notifications will include details regarding the amount of the liquidity fee. The imposition and termination of a liquidity fee will also be reported by the Portfolio to the SEC on Form N‑CR.
In addition, the right of any Participation Certificate holder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets. In addition, the SEC may, by order, permit suspension of redemptions for the protection of Participation Certificate holders. In severe circumstances, a Portfolio may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Portfolio would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Portfolio ceases honoring redemptions and determines to liquidate, the Portfolio expects that it would notify Participation Certificate holders on the Portfolio’s website or by press release. Distributions to Participation Certificate holders of liquidation proceeds may occur in one or more disbursements.
On page 17 of the Statement of Additional Information, the section titled “Special Limitations Affecting Redemptions of the Money Market Portfolio” is deleted in its entirety.
On pages 27‑28 of the Statement of Additional Information, the last sentence in the section titled “Custodian and Transfer Agent” is deleted in its entirety.

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